UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 5, 2009, the Board of Directors of Iron Mountain Incorporated (the “Corporation”) approved amended and restated Bylaws of the Corporation (the “Bylaws”) in order to revise those provisions of Articles II and III of the Bylaws addressing advance notice of stockholder business proposals and director nominations.  The amendments, among other things:

•
Explicitly provide that the procedures set forth in Section 2.4 of the Bylaws, in the case of business proposals, and in Sections 3.2 and 3.3 of the Bylaws, in the case of director nominations, are the exclusive means for a stockholder to submit such business proposals or director nominations, other than proposals governed by Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (“Rule 14a-8”);

•
Clearly distinguish the requirements of Sections 2.4, 3.2 and 3.3 of the Bylaws from those relating to stockholder proposals that are required by Rule 14a-8 to be included in the Corporation’s proxy statement;

•
In the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, change the advance notice deadlines required for a stockholder to bring a business proposal or a director nomination before an annual meeting to not less than 90 days, and not more than 120 days, prior to the first anniversary of the Corporation’s prior year’s annual meeting, rather than not less than 60 days, and not more than 90 days, prior the first anniversary of the mailing of the Corporation’s prior year’s proxy statement; and in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, change the deadline to not later than the later of (x) the 120th day prior to such annual meeting or (y) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made, rather than not later than the later of (x) the 90th day prior to such annual meeting or (y) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made;

•	Clarify the definition of “public disclosure”;

•	Clarify that adjournments or postponements of a stockholders’ meeting do not commence a new time period for the giving of a stockholder’s advance notice;

•
Clarify that a stockholder making a business proposal or director nomination at a meeting of stockholders must be a stockholder of record not only at the time of the meeting, but through any adjournment or postponement thereof;

•
Expand the required disclosure regarding a stockholder making a business proposal or director nomination to include, among other things, (i) a description of any relationships or agreements between the stockholder and any of its affiliates or associates with respect to such proposed business and (ii) all of such stockholder’s ownership interests, such as derivatives, hedged positions and other economic and voting interests; and

•
Require a person proposed to be nominated for election as a director (i) to deliver a completed questionnaire including (1) a description of such person’s background and qualifications and (2) a representation that such person has no voting agreements, has no undisclosed compensation arrangements and will comply with the Corporation’s governance policies and guidelines, (ii) to disclose any compensatory or other material agreements such person has with the nominating stockholder or its affiliates and (iii) to disclose all of such person’s ownership interests, such as derivatives, hedged positions and other economic and voting interests.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws of the Corporation as adopted on March 5, 2009.  A copy of the Amended and Restated Bylaws of the Corporation, as adopted on March 5, 2009, is filed as Exhibit 3.1 and a copy of the Amended and Restated Bylaws marked to show changes from the Bylaws previously in effect is filed as Exhibit 3.2, and each is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Exhibit Description

3.1	Amended and Restated Bylaws of Iron Mountain Incorporated (as adopted on March 5, 2009).
3.2	Amended and Restated Bylaws of Iron Mountain Incorporated (as adopted on March 5, 2009) - marked version.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant) By: /s/ Ernest W. Cloutier
Name: Ernest W. Cloutier Title: SVP and General Counsel
Date: March 9, 2009